UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 18, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

            1141 South Rogers Circle, Suite 11, Boca Raton, FL 33487
                    (Address of principal executive offices)

Registrant's telephone number, including area code:     (561) 750-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On December 18, 2006, the board of directors elected Harlan I. Press as acting chief financial officer. On December 18, 2006, John Cammarano, Jr. resigned as a director of the Company.

            Harlan I. Press has been a director since August 2005 and was our chief operating officer from July 2006 to September 2006. From April 2000 until April 2006, he was the vice-president and treasurer of Concord Camera Corp., a designer, developer, manufacturer and distributor of image capture devices and related products since April 2000. Mr. Press joined Concord Camera Corp. in April 1994 and served in various capacities including corporate controller and chief accounting officer. Mr. Press is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Financial Executives Institute. As an officer of Concord Camera, Mr. Press is a defendant in several class actions against Concord, its directors and officers, relating primarily to Concord's financial statements. In addition, the Commission has advised Concord that it is investigating matters underlying the claims in one of the class action suits. Concord and Mr. Press believe that the actions are without merit and are actively defending the actions.

Item 8.01.  Other Events.

            On December 18, 2006, the Company reduced to $.03 per share, the exercise price of the outstanding warrants to purchase an aggregate of 11,550,000 shares of common stock that were issued in the June 2005 private placement. These warrants had exercise prices ranging from $.06 to $1.80 per share. The expiration date of the warrants was also changed from June 17, 2010 to June 17, 2009.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ADSOUTH PARTNERS, INC.
                                                (Registrant)

Date: December 20, 2006               /s/  Loren R. Haynes
                                         -----------------
                                           Loren R. Haynes
                                           Interim Chief Executive Officer





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